As Amended through December 20, 1996

                       AMENDED AND RESTATED
                    STEWART ENTERPRISES, INC.
                 1991 INCENTIVE COMPENSATION PLAN


     1. Purpose. The purpose of the 1991 Incentive Compensation Plan (the "Plan") of Stewart Enterprises, Inc. ("Stewart") is to increase shareholder value and to advance the interests of Stewart and its subsidiaries (collectively, the "Company") by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees, officers and directors and to strengthen the mutuality of interests between such employees, officers and directors and Stewart's shareholders. Incentives may consist of opportunities to purchase or receive shares of Class A common stock, no par value per share, of Stewart (the "Common Stock"), monetary payments or both, on terms determined under the Plan. As used in the Plan, the term "subsidiary" means any corporation of which Stewart owns (directly or indirectly) within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), 50% or more of the total combined voting power of all classes of stock.

     2.   Administration.

          2.1 Composition. The Plan shall be administered by the compensation committee of the Board of Directors of Stewart, or by a subcommittee of the compensation committee. The committee or subcommittee that administers the Plan shall hereinafter be referred to as the "Committee". The Committee shall consist of not fewer than two members of the Board of Directors, each of whom shall (a) qualify as a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"), as currently in effect or any successor rule, and (b) qualify as an "outside director" under Section 162(m) of the Code and the regulations thereunder.

          2.2 Authority. The Committee shall have plenary authority to award Incentives under the Plan, to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, to enter into agreements with participants as to the terms of the Incentives (the "Incentive Agreements") and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. Its decisions in matters relating to the Plan shall be final and conclusive on the Company and participants. The Committee may delegate its authority hereunder to the extent provided elsewhere herein. The Committee shall not have authority to award Incentives under the Plan to directors of Stewart who are not also full-time employees of the Company ("Outside Directors"). Outside Directors may receive awards under the Plan only as specifically provided in Section 11 hereof.

     3. Eligible Employees. Key employees of the Company (including officers and directors who are full-time employees of the Company, but excluding Outside Directors) shall become eligible to receive Incentives under the Plan when designated by the Committee. Employees may be designated individually or by groups or categories, as the Committee deems appropriate. With respect to participants not subject to Section 16 of the 1934 Act, the Committee may delegate its authority to designate participants, to determine the size and type of Incentive to be received by those participants and to determine or modify performance objectives for those participants. Outside Directors may participate in the Plan only as specifically provided in
Section 11 hereof.

     4. Types of Incentives. Incentives may be granted under the Plan to employees and officers in any of the following forms, either individually or in combination, (a) incentive stock options and non-qualified stock options; (b) stock awards; (c) restricted stock; (d) performance shares and (e) cash awards.

     5.   Shares Subject to the Plan.

          5.1. Number of Shares. Subject to adjustment as provided in Section 10.5, a total of 1,250,000 shares of Common Stock are authorized to be issued under the Plan. In the event that a stock option granted hereunder expires or is terminated or cancelled prior to exercise, any shares of Common Stock that were issuable under such options may again be issued under the Plan. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, if such reissuance is in compliance with the terms of the exemption provided by Rule 16b-3 under the 1934 Act.

          5.2 Cancellation. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price or the grant of another Incentive.

          5.3. Type of Common Stock. Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

     6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Stock options granted under this Plan may be incentive stock options or non-qualified stock options. Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

          6.1. Price. The exercise price per share shall be determined by the Committee, subject to adjustment under Section 10.5; provided that in no event shall the option price be less than 50% of the Fair Market Value of a share of Common Stock on the date of grant.

          6.2.  Number.   The  number  of shares  of  Common
     Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section
     10.5.

          6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.3, the term of each stock option shall be determined by the Committee. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant, provided, however, that no stock option granted to an officer or director of Stewart who is subject to
     Section 16 of the 1934 Act (an "Insider") shall be exercisable within the six-month period immediately following the date of grant. The Committee may accelerate the exercisability of any stock option, except as prohibited in the foregoing sentence.

          6.4. Repurchase. Upon approval of the Committee, the Company may repurchase a previously granted stock option from a participant by mutual agreement before such option has been exercised by payment to the participant of the amount per share by which: (i) the Fair Market Value (as defined in Section 10.12) of the Common Stock subject to the option on the date of purchase exceeds (ii) the exercise price.

          6.5. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid by cash; uncertified or certified check; bank draft; by delivery of shares of Common Stock held by the optionee for at least six months, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised, or in such other manner as may be authorized from time to time by the Committee. The Committee may also permit participants, either on a selective or aggregate basis, simultaneously to exercise options and sell the shares of Common Stock acquired pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of the exercise price. In the case of delivery of an uncertified check or bank draft upon exercise of a stock option, no shares shall be issued until the check or draft has been paid in full. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

          6.6. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as Incentive Stock Options (as such term is defined in Section 422A of the Code):

               (a) Any Incentive Stock Option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as Incentive Stock Options.

               (b) All Incentive Stock Options must be granted within ten years from the date on which this Plan is adopted by the Board of Directors.

               (c)  Unless  sooner  exercised, all Incentive
          Stock Options shall expire no later than ten years after the date of grant.

               (d)  The  option price  for  Incentive  Stock
          Options shall be  not  less  than  the Fair Market
          Value of the Common Stock subject to the option on the date of grant.

               (e) No Incentive Stock Options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422A of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

               (f) The aggregate Fair Market Value (determined with respect to each Incentive Stock Option as of the time such Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of Stewart or any of its subsidiaries) shall not exceed $100,000.

          6.7 Equity Maintenance. If a participant exercises an option during the term of his employment with the Company, and subject to Committee approval pays the exercise price (or any portion thereof) of the shares of Common Stock as to which such option applies through the surrender of shares of outstanding Common Stock previously held in the participant's name, the Committee may, in its discretion, grant to such participant an additional option to purchase the number of shares of Common Stock equal to the shares of Common Stock so surrendered by such participant. Any such additional options granted by the Committee shall be exercisable at the Fair Market Value of the Common Stock determined as of the respective dates such additional options may be granted. As stated above, such additional options may be granted only in connection with the exercise of options by the participant during the term of his active employment with the Company. The grant of such additional options under this Section 6.7 shall be made upon such other terms and conditions as the Committee may from time to time determine.

     7. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services previously provided to the Company. Restricted stock consists of shares of Common Stock that are transferred to a participant by the Company for services previously provided to the Company or sold by the Company to a participant for the price provided in
Section 7.2 below, but subject to restrictions on sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions.

          7.1.  Number of  Shares.   The number of shares to
     be transferred by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

          7.2. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which will be less than or equal to 10% of the Fair Market Value of the shares on the date of payment. A participant must pay the sale price not more than 60 days after the date of grant of the restricted stock.

          7.3. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation, any or all of the following:

               (a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise); and

               (b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell to the Company at his cost, all or any part of such shares in the event of termination of his employment during any period in which such shares are subject to restrictions.

          7.4. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to
     Section 7.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and the certificates representing such shares shall be deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

               The    transferability    of   this
               certificate   and  the  shares   of
               Common Stock represented  by it are
               subject to the terms and conditions
               (including       conditions      of
               forfeiture)   contained    in   the
               Stewart   Enterprises,   Inc.  1991
               Incentive Compensation Plan, and an
               agreement entered into between  the
               registered    owner   and   Stewart
               Enterprises, Inc.   A  copy  of the
               Plan  and  agreement is on file  in
               the  office  of  the  secretary  of
               Stewart Enterprises, Inc.

          7.5. End of Restrictions. Subject to Section 10.3, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, the certificates representing such shares will be delivered free of such restrictions to the participant or to the participant's legal representative, beneficiary or heir.

          7.6. Shareholder. Subject to the terms and conditions of the Plan and the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Unless otherwise provided in the Incentive Agreement, dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

     8. Performance Shares. A performance share consists of an award that shall be paid in shares of Common Stock, as described below, without any payment by the participant. The award of performance shares shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

          8.1. Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating divisions to be achieved by the end of a specified period. The number of performance shares awarded shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock equal to the number of performance shares initially granted to that participant. If such objectives are not met, each award of performance shares may provide for lesser payments in accordance with formulae established in the award.

          8.2. Not a Shareholder. The award of performance shares to a participant shall not create any rights in such participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an award.

          8.3. Dividend Equivalent Payments. Unless a performance share award is granted by the Committee in conjunction with dividend equivalent payment rights or other such rights, no adjustment shall be made in performance shares awarded on account of cash dividends that may be paid or other rights that may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

     9. Cash Awards. A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his services to the Company. Payment of a cash award will normally depend on achievement of performance objectives by the Company or by individuals. The amount of any monetary payment constituting a cash award shall be determined by the Committee in its sole discretion. Cash awards may be subject to other terms and conditions, which may vary from time to time and among participants, as the Committee determines to be appropriate.

     10.  General.

          10.1. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.
          10.2. Transferability of Incentives. No stock option or performance share granted hereunder may be transferred, pledged, assigned or otherwise encumbered by the holder thereof except:

          (a)  by will;

          (b) by the laws of descent and distribution;

          (c) pursuant to a domestic relations order, as defined in the Code, or

          (d)  in  the  case   of  non-qualified  stock
     options only,

               (i) to family members,

               (ii) to a family partnership,

               (iii) to a family limited liability company, or

               (iv) to a trust for  the  benefit  of  family
                    members,

               in all such cases, if permitted by the Committee and so provided in the Incentive
               Agreement or an amendment thereto.

     Any attempted assignment, transfer, pledge, hypothecation or other disposition of a stock option or performance share or levy of attachment, or similar process upon a stock option or performance share not specifically permitted herein, shall be null and void and without effect.

          10.3. Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee of the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee in the Incentive Agreement.

          10.4. Additional Condition. Anything in this Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

          10.5. Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievement of performance share objectives, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

          10.6. Incentive Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in an agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-qualified stock options.

          10.7.  Withholding.

               (a) The Company shall have the right to withhold from any payments or stock issuances under the Plan, or to collect as a condition of payment, any taxes required by law to be withheld.

               (b) Any participant may, but is not required to, satisfy his or her withholding tax obligation in whole or in part by electing (the "Election") to have the Company withhold from the shares the participant otherwise would receive shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (the "Tax Date"). Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive.

          10.8. No Continued Employment. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

          10.9. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive Agreement. Payment may be deferred at the option of the participant if provided in the Incentive Agreement.

          10.10.  Amendment of the Plan.     The  Board  may
     amend or discontinue the Plan at any time. In addition, no amendment or discontinuance shall, subject to adjustments permitted under Section 10.5, change or impair, without the consent of the recipient, an Incentive previously granted, except that the Company retains the right to (a) convert any outstanding Incentive Stock Option to a non-qualified stock option, or (b) require the forfeiture of an Incentive if a participant's employment is terminated for cause.

          10.11.  Acceleration         of        Incentives.
     Notwithstanding any provision in this Plan or in any Incentive Agreement to the contrary, the Committee, in its sole discretion, shall have the power to cause at any time (a) the restrictions on all shares of restricted stock awarded to lapse immediately, (b) all outstanding options to become exercisable immediately, and (c) all performance objectives to be deemed to be met and payment made immediately.

          10.12. Definition of Fair Market Value. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined as follows: (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the applicable date, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock; (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the applicable date, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date as established by the Committee in good faith.

     11.  Stock Options for Outside Directors.

          11.1 Eligibility. Each Outside Director shall be automatically granted a non-qualified stock option to acquire 2,500 shares of Common Stock at 2:00 p.m., Central Standard Time, on the dates provided below, if such person continues to serve as an Outside Director on the specified date of grant:

               Date of Grant

               February 16, 1993
               November 1, 1993
               November 1, 1994
               November 1, 1995

          Each person who becomes  an  Outside Director
          between  February  16, 1993 and  October  31,
          1995 will be entitled to receive the pro rata
          portion  of stock options  to  acquire  2,500
          shares of Common Stock based on the number of full calendar months between the date that the person becomes an Outside Director and the next date of grant, as provided herein, and to receive the stock options to which he may subsequently become entitled as provided herein.

          11.2 Exercisability of Stock Options. The stock options granted to Outside Directors under this Section 11 shall become exercisable on the October 31 following the date of grant; provided, however, that such stock options shall become immediately exercisable in the event of retirement from the Board on or after reaching age 65, death or disability No stock option granted to an Outside Director under the terms of this Section 11 may be exercised after October 31, 1997.

          11.3 Exercise Price. The exercise price of the stock options granted to Outside Directors shall be equal to 80% of the Fair Market Value, as defined in the Plan, of a share of Common Stock on the date of grant. The exercise price may be paid as provided in
     Section 6.5 hereof, including pursuant to a brokerage arrangement approved in advance by the Committee.

          11.4 Exercise after Death, Disability or Retirement. In the event of the death, disability or retirement of an Outside Director on or after reaching age 65, the stock options granted hereunder must be exercised, to the extent otherwise exercisable, within one year from the date of death, disability or retirement but no later than October 31, 1997.

          11.5 Grant to Former Outside Directors. Notwithstanding any of the foregoing, each Former Outside Director shall receive on November 1, 1995 the automatic grant provided in Section 11.1 hereof to be made to all Outside Directors on the same terms as if such person were an Outside Director on that date. Such options shall become exercisable October 31, 1996 and shall expire October 31, 1997.

     12. Loans. In order to assist a participant in acquiring shares of Common Stock pursuant to an Incentive granted under the Plan, the Committee may authorize, subject to the provisions of Regulation G of the Board of Governors of the Federal Reserve System, at either the time of the grant of the Incentive, at the time of the acquisition of Common Stock pursuant to the Incentive, or at the time of the lapse of restrictions on shares of restricted stock granted under the Plan, the extension of a loan to the participant by the Company. The terms of any loans, including the interest rate, collateral and terms of repayment, will be subject to the discretion of the Committee. The maximum credit available hereunder shall be equal to the aggregate purchase price of the shares of Common Stock to be acquired pursuant to the Incentive plus the maximum tax liability that may be incurred in connection with the Incentive.

     13. Change  of  Control.   (a) A Change of Control
     shall mean:

               (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than 30% of the outstanding shares of Stewart's Class A Common Stock, no par value per share (the "Common Stock"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:

                    (A)  any  acquisition  of  Common  Stock
               directly from Stewart,

                    (B)  any acquisition of Common Stock  by
               Stewart,

                    (C) any  acquisition  of Common Stock by
               any employee benefit plan (or related trust) sponsored or maintained by Stewart or any corporation controlled by Stewart, or

                    (D) any acquisition  of  Common Stock by
               any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (iii) of this Section 13; or

               (ii)  individuals  who,  as  of the date this
     Section 13 was added to the Plan by the Board of Directors (the "Approval Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Approval Date whose election, or nomination for election by Stewart's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

               (iii) consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of Stewart (a "Business Combination"), in each case, unless, following such Business Combination,

                    (A)  all  or  substantially all  of  the
               individuals and entities who were the beneficial owners of Stewart's outstanding common stock and Stewart's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which, for purposes of this paragraph (A) and paragraphs (B) and (C), shall include a corporation which as a result of such transaction owns Stewart or all or substantially all of Stewart's assets either directly or through one or more subsidiaries), and

                    (B)  except  to  the  extent  that  such
               ownership existed prior to the Business Combination, no person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of Stewart or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20% or more of the combined voting power of the then
               outstanding   voting   securities   of   such
               corporation, and

                    (C)  at  least a majority of the members
               of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (iv) approval by the shareholders of Stewart of a plan of complete liquidation or dissolution of Stewart.

          (b) Upon a Change of Control, or immediately prior to the closing of a transaction that will result in a Change of Control if consummated, all outstanding options granted pursuant to the Plan shall automatically become fully exercisable, all restrictions or limitations on any Incentives shall lapse, all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by Stewart without the necessity of action by any person.